                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Access Anytime BanCorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            ACCESS ANYTIME BANCORP, INC.

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              To Be Held May 22, 1998




The Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. ( the "Company") will be held at Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis, New Mexico, on Friday, May 22, 1998, at 9:00 a.m., local time.

A Revocable PROXY and PROXY STATEMENT for the meeting are enclosed.

     The meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company.

     2. The ratification of the appointment of Robinson Burdette Martin & Cowan, L.L.P. as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1998.

     3. Such other matters as may properly come before the meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above and all adjournments thereof. Stockholders of record at the close of business on April 3, 1998 are the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to fill in and sign the enclosed PROXY which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The PROXY will not be used if you attend the meeting and vote in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Kathy Allenberg

                                      Kathy Allenberg,
                                      Corporate Secretary


Clovis, New Mexico
April 9, 1998


--------------------------------------------------------------------------------
                                     IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                          ACCESS ANYTIME BANCORP, INC.
                                 801 PILE STREET
                            CLOVIS, NEW MEXICO 88101
                                 (505) 762-4417
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Access Anytime BanCorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis, New Mexico, on Friday, May 22, 1998 at 9:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 9, 1998.

     The Company is a Delaware corporation which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. (the "Bank"). The Bank's Board of Directors later approved a name change for the Bank to "FIRSTBANK". The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

                               VOTING INFORMATION

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporate Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A written notice of revocation of a proxy should be sent to the Corporate Secretary, Access Anytime BanCorp, Inc., P.O. Box 1569, 801 Pile Street, Clovis, New Mexico 88101, and will be effective if received by the Corporate Secretary prior to the meeting. A previously submitted proxy will also be revoked if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder or, in the absence of such direction, proxies will be voted "FOR" the nominees for director set forth herein and "FOR" the approval of the appointment of Robinson Burdette Martin & Cowan, L.L.P. as independent public accountants, and as determined by a majority of the Board of Directors with respect to any other matter(s) coming before the meeting.

     Stockholders of record as of the close of business on April 3, 1998, are entitled to one vote for each share then held. As of April 3, 1998, the Company had 1,217,336 shares of common stock issued and outstanding. With respect to the election of directors, a stockholder may, by properly completing the enclosed proxy, vote in favor of all nominees or withhold his or her votes as to all nominees or as to specific nominees. Directors will be elected by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in an election of directors. Cumulative voting is permitted in the election of directors, and allows a stockholder to cumulate the total number of votes he or she may cast in the election of directors and cast any number of those votes for one or more of the nominees. If a stockholder desires to exercise such cumulative voting rights, the stockholder must clearly state on his or her proxy the intent to exercise those rights and vote accordingly.
The persons voting the proxies will have sole discretion in determining whether a stockholder has clearly marked his or her proxy with respect to cumulative or other voting, and if a proxy is not clearly marked, the stockholder may be contacted for clarification.

      Ratification of the hiring by the Board of Directors of Robinson Burdette Martin & Cowan, L.L.P. as the independent public accountants for the 1998 fiscal year will be by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the ratification of the external auditors.

    All other matters properly coming before the meeting will be decided by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on such matters, except as otherwise required by law or by the Company's Certificate of Incorporation or Bylaws.

    The votes will be counted by the inspectors appointed by the Board of Directors, who will determine, among other things, the number of votes necessary for the stockholders to take action in accordance with the foregoing requirements and the votes withheld or cast for or against each matter. All properly executed proxies and ballots, regardless of the nature of the vote or absence of the vote indication thereon (but not including broker non-votes), will be counted in determining the number of shares represented at the meeting. Abstentions clearly stated on a proxy and broker non-votes will not be counted as affirmative votes, but the failure to give clear voting instructions on a proxy (as opposed to clearly stating an intent to abstain from voting) will result in the proxy being voted "FOR" the nominees for director identified herein and in favor of the other proposal set forth herein. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted. A majority of the shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum under the Company's Bylaws.

     The Company is not aware of any arrangements the operation of which might at a subsequent date result in a change in control of the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports and upon the Company's stock ownership records and available information concerning non-objecting beneficial owners, management knows of the following persons who owned more than 5% of the Company's outstanding shares of common stock as of April 3, 1998. Ownership is direct unless otherwise specified. Shown below are the shares of common stock beneficially owned by all executive officers and directors (including Mr. Corzine, Mr. Huey, and Mr. Lydick who are listed separately below) of the Company as a group as of April 3, 1998. Individual beneficial ownership of shares by the Company's directors is set forth under "Proposal 1 - Election of Directors".


    Name and Address of                  Amount and Nature of       Percent of Shares of Capital
     Beneficial Owner                  Beneficial Ownership (1)         Stock Outstanding (1)
     ----------------                  ------------------------         ---------------------
Norman R. Corzine                           91,861(6)(7)                       7.2%
P.O.Box 16005
Albuquerque, NM 87191

Group filing by:
Jeffrey L. Gendell                          90,000(3)                          7.4%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Ken Huey, Jr.                               75,992(6)(7)                       6.0%
P.O. Box 1572
Clovis, NM 88102

Robert Chad Lydick                          70,969(4)(5)(7)                    5.8%
P.O. Box 1386
Clovis, NM 88102

Drs. Moss, Boese & Abshere                  70,889(2)                          5.8%
P.O. Box 1508
Clovis, NM 88102

All Executive Officers                      402,826(2)(5)(7)                  28.9%
and Directors as a Group (10 persons)

(1) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person.

(2) Includes shares owned by spouses of the named beneficial owners or as custodian or trustee for minor children or self-directed retirement accounts, as to which shares the named individuals effectively exercise shared voting and investment powers.

(3) Based on Schedule 13D filing, dated February 11, 1998, made with the Securities and Exchange Commission by such group. Such Schedule 13D filing indicates shared voting and dispositive powers for 50,000 shares by Tontine Financial Partners, L.P., shared voting and dispositive powers for 50,000 shares by Tontine Management, L.L.C., shared voting and dispositive powers for 40,000 shares by Tontine Overseas Associates, L.L.C., and shared voting and dispositive powers for 90,000 shares by Jeffrey L. Gendell. The Company makes no representation as to the accuracy or completeness of such information.


(4) Mr. Lydick has shared voting and dispositive powers over all of these shares with his spouse and/or his father.

(5) Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors, under which plan the directors will receive common stock upon termination of service on the Board or upon termination of the plan. See "DIRECTORS' COMPENSATION" for further discussion.

(6) Includes 3,060 shares held for Mr. Corzine and 447 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership plan. Such amounts reflect the 2% stock dividend of October 31, 1997.

(7) Reference is made to footnote (9) to the table under "Proposal 1 - Election of Directors" for details as to shares which such persons have the right to acquire within sixty days pursuant to stock options.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS DESCRIBED BELOW. Proxies will be so voted unless stockholders specify otherwise in their proxies. Directors will be elected by an affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in the election of directors.

     The Board has set the number of directors at ten. At the meeting, there will be three director positions available to vote on. The Nominating Committee of the Board of Directors has nominated three incumbent directors, Mr. Carl Deaton, Mr. Ken Huey, Jr., and Mr. Thomas W. Martin, III, to stand for re-election to fill the three available positions with terms expiring in 2001.

     Pursuant to the Company's Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Nominating Committee (being the three nominees listed above) and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person. Under federal securities regulations, no proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this Proxy Statement.

     Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any named nominee might be unable to serve.

     The following table sets forth for each nominee, for each director continuing in office, and for each executive officer identified in the summary compensation table herein, such person's name, age, principal occupation(s) during the past five years, the year he/she first became a director and the number of shares of the Company's common stock beneficially owned as of April 3, 1998. Ownership is direct unless otherwise specified.


                                                           UP FOR ELECTION

                                                                      YEAR                               AMOUNT
                                                                     FIRST                                AND               PER
                                                                   ELECTED OR                          NATURE OF            CENT
                                     PRINCIPAL                     APPOINTED           TERM TO         BENEFICIAL            OF
 NAME                AGE             OCCUPATION                     DIRECTOR           EXPIRE          OWNERSHIP           CLASS
                     (1)                (2)                                              (4)           (3)(9)(12)
---------------------------------------------------------------------------------------------------------------------------------
 Carl Deaton           73      Retired manager and majority           1979               2001            38,316 (5)         3.1%
                               stockholder of C.B.S. Auto
                               Recyclers and former owner of
                               Clovis Body Shop, Inc.,
                               located in Clovis, New Mexico;
                               Vice Chairman of FIRSTBANK .

 Ken Huey, Jr.         53      President of the Company since         1991               2001            75,992 (11)        6.0%
                               1996; President, Chief
                               Executive Officer, and
                               Director of FIRSTBANK since
                               October 1991.

 Thomas W.             50      President of Tucumcari                 1994               2001            17,578 (8)         1.4%
 Martin, III                   Springwater & Seed Co., Inc.,
                               since 1969 - DBA Taco Box of
                               Clovis and Portales, New
                               Mexico; Director of FIRSTBANK.



                                                         CONTINUING IN OFFICE

                                                                      YEAR                               AMOUNT
                                                                     FIRST                                AND               PER
                                                                   ELECTED OR                          NATURE OF            CENT
                                     PRINCIPAL                     APPOINTED           TERM TO         BENEFICIAL            OF
 NAME                AGE             OCCUPATION                     DIRECTOR           EXPIRE          OWNERSHIP           CLASS
                     (1)                (2)                                                            (3)(9)(12)
---------------------------------------------------------------------------------------------------------------------------------
 James A.            67        Investments; Retired                   1997               1999            19,380             1.6%
 Clark                         President & CEO, First
                               Interstate Bank of
                               Albuquerque, New Mexico, 1985-
                               1991; Director, Bowlins
                               Outdoor Advertising and Travel
                               Centers, Inc.; Director Lea
                               County State Bank, Hobbs, New
                               Mexico.

 Norman R.           55        Chairman and Chief Executive           1996               1999            91,861 (11)        7.2%
 Corzine                       Officer of the Company since
                               1996; Executive Vice President
                               of FIRSTBANK since 1996;
                               Director of FIRSTBANK;
                               Financial consultant with
                               Merrill Lynch, 1993-1995.


 Robert Chad         48        President of Lydick Engineers          1987               1999            70,969 (7)         5.8%
 Lydick                        and Surveyors, Inc., Clovis,
                               New Mexico; Chairman of
                               FIRSTBANK since 1993.

 Allan M.            57        President & CEO, Mechanical            1997               1999            20,951 (6)         1.7%
 Moorhead                      Representatives, Inc.,
                               Albuquerque, New Mexico, a
                               manufacturing representative
                               of heating, ventilation and
                               air conditioning equipment
                               since 1972.



                                                         CONTINUING IN OFFICE

                                                                      YEAR                               AMOUNT
                                                                     FIRST                                AND               PER
                                                                   ELECTED OR                          NATURE OF            CENT
                                     PRINCIPAL                     APPOINTED           TERM TO         BENEFICIAL            OF
 NAME                AGE             OCCUPATION                     DIRECTOR           EXPIRE          OWNERSHIP           CLASS
                     (1)                (2)                                              (4)           (3)(9)(12)
---------------------------------------------------------------------------------------------------------------------------------
 Charles Guthals     61        President and majority                 1985               2000            18,798             1.5%
                               stockholder of Guthals Co.,
                               Inc., a Clovis, New Mexico
                               nursery and landscaping
                               company; Director of
                               FIRSTBANK.

 Cornelius           57        Director, Principal & CEO,             1997               2000            19,380             1.6%
 Higgins, Ph.D.                Applied Research Associates,
                               Inc., Albuquerque, New Mexico,
                               a national engineering firm,
                               since 1979.

 David               68        Healthcare Consultant,                 1997               2000            29,601 (10)        2.4%
 Ottensmeyer M.D.              from January 1996; President &
                               CEO, The Lovelace Institutes,
                               Albuquerque, New Mexico, a
                               non-profit medical research
                               institute, July 1991 to
                               December 1995; Director,
                               Exogen.

(1)    As of December 31, 1997.

(2) Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.

(3) Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

(4)    Assuming reelection at the meeting.

(5) Mr. Deaton has 21,481 shares held in the Deaton Family Trust, as to which Mr. Deaton shares voting and investment power with his spouse and four children. The amount shown also includes shared voting and investment power that Mr. Deaton may have over 7,659 shares owned by his brother, sister, first son and daughter-in-law, daughter, granddaughter and son-in-law and daughter and granddaughter.

(6)    The shares shown for Mr. Moorhead are held in the Moorhead Family Trust.

(7) Mr. Lydick has shared voting and dispositive powers over all of these shares with his spouse and/or his father.

(8) Includes 4,234 shares owned by Tucumcari Springwater & Seed Co. Inc., which is controlled by Mr. Martin.

(9) Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. The numbers of shares shown for Mr. Corzine and Mr. Huey include 51,000 shares and 51,000 shares, respectively, granted pursuant to option grants and reflect the 2% stock dividend of October 31, 1997. The number of shares shown for Messrs. Deaton, Martin, Clark, Lydick, Moorhead, Guthals, Higgins, and Ottensmeyer include 9,180 shares each under option grants and reflect the 2% stock dividend of October 31, 1997.

(10)   The shares shown for Dr. Ottensmeyer are held in a family trust.

(11) The shares shown include 3,060 shares held for Mr. Corzine and 447 shares held for Mr. Huey in their respective accounts pursuant to the Bank's profit sharing/employee stock ownership plan. Such amounts reflect the 2% stock dividend of October 31, 1997.

(12) Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors. Stock will not be received under such plan until after termination of a director's service on the Board or termination of the plan. See "DIRECTORS' COMPENSATION" for further discussion. Messrs. Corzine and Huey are not eligible to participate in such plan.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ending December 31, 1997, the Board of Directors held seven scheduled meetings and four special called Board meetings. All directors attended more than 75% of the total number of these scheduled Board meetings and special Board meetings and committee meetings of the Board on which they served, except Mr. Cornelius Higgins.

     The Executive Committee is currently composed of Messrs. Norm Corzine, Ken Huey, Jr., and Robert Chad Lydick. This committee is empowered to exercise the authority of the Board of Directors when the Board is not in session. During the year ending December 31, 1997, the Executive Committee of the Company held no meetings.

     The Audit Committee, presently composed of Messrs. Charles Guthals, Carl Deaton, Tom Martin, Jim Clark, and Cornelius Higgins, is responsible for the review and evaluation of the Company's internal controls and accounting procedures and reviews the Company's audit reports with the Company's external independent auditors. During the year ending December 31, 1997, the Audit Committee held two meetings.

     Under the Company's Bylaws, the Board of Directors acts as the Nominating Committee. The Board of Directors met one time in its capacity as the Nominating Committee during the year ending December 31, 1997. The Nominating Committee does not consider nominees recommended by stockholders. Article II,
Section 13 of the Company's Bylaws provides procedures for nomination of directors by the stockholders. The Bylaws provide that no nomination for director, except those made by the Nominating Committee, shall be voted upon at an annual meeting of stockholders unless other nominations by stockholders are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. However, if the Nominating Committee shall fail or refuse to act at least 20 days prior to an annual meeting, nominations for director may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

     The Compensation Committee is composed of Messrs. Norm Corzine, Ken Huey, Jr., Robert Chad Lydick, David Ottensmeyer, Al Moorhead, Cornelius Higgins, and Charles Guthals. This committee is responsible for reviewing salary administration. Actions taken or recommended by the committee are ratified by the Board of Directors. During the year ending December 31, 1997, the Compensation Committee held two meetings.

                             DIRECTORS' COMPENSATION

     At the May 30, 1997, Annual Meeting, the shareholders of the Company approved a Non-Employee Director Retainer Plan for the Board of Directors. The non-employee directors receive $500 per meeting as director meeting fees, which, under the plan, may be taken in part or in whole in common stock of the Company. Common stock units are held under the plan for directors until they cease to serve on the Board, or the plan is terminated, at which time they will receive common stock in the amount of such units. Currently, all eligible directors have elected to receive common stock of the Company as payment for all of their director meeting fees. Mr. Corzine and Mr. Huey, as employees of the Company and the Bank, do not receive director meeting fees or stock under the Non-Employee Director Retainer Plan. In 1997, the aggregate shares of common stock units held in the accounts of the eligible directors pursuant to the Non-Employee Director Retainer Plan were 1,558, plus 21 common stock units reflecting the 2% stock dividend of October 31, 1997. Common stock certificate(s) for shares held in the participant's (director's) stock unit account will be delivered to a participant within ten days from the date a participant ceases to serve on the Board for any reason, or the plan is terminated.

     Prior to the May 30, 1997 Annual Meeting and election of new directors, the Board of Directors of the Company consisted of seven directors. Directors of the Company were not compensated for their service to the Company until May 1997. However, five eligible directors of the Company were compensated, by the Bank, for their attendance at the regular monthly Bank Board meetings. Mr. Norm Corzine and Mr. Ken Huey, Jr., as employees of the Company and the Bank, did not receive director meeting fees.

     Pursuant to the 1997 Stock Option and Incentive Plan, which was approved at the May 30, 1997 Annual Meeting, in which directors are eligible to participate, Messrs. Deaton, Martin, Clark, Lydick, Moorhead, Guthals, Higgins, and Ottensmeyer have received stock option grants totaling 9,000 shares each. The 2% stock dividend declared October 31, 1997, results in an additional 180 shares under each of such stock option grants.

                               EXECUTIVE OFFICERS

NORMAN CORZINE, 55, has been employed by the Company as Chairman and Chief Executive Officer since October 1996. He has also served as Strategic Planning Officer of the Bank since 1996. Currently, he serves as a director and Executive Vice President of the Bank. From 1993 to 1995, he served as Financial Consultant with Merrill Lynch.

KEN HUEY, JR., 53, has been employed by the Bank since October 1991 as President and Chief Executive Officer. Mr. Huey has served as President, Chief Financial Officer, and director of the Company since October 1996. He also serves on the Bank's Board of Directors.



                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation paid by the Company (and the Bank) to the Company's executive officers for services rendered during the three fiscal years ending December 31, 1997.

-------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Long Term
                                  Annual Compensation                                       Compensation
                                                                                               Awards
-------------------------------------------------------------------------------------------------------------------------------
  Name and Principal                                                                         Securities
  Position as of                                                    Other Annual             Underlying            All Other
  December 31, 1997          Year       Salary        Bonus        Compensation(2)           Options(4)         Compensation(5)
                                          $             $                 $                      #                     $
-------------------------------------------------------------------------------------------------------------------------------
 NORM CORZINE(1)
 Chairman and                1997       96,300          0                375                    45,900               8,496
 Chief  Executive Officer    1996       90,938          0                928                     5,100                 0

-------------------------------------------------------------------------------------------------------------------------------

 KEN HUEY, JR.               1997       98,700          0                639                    45,900               1,237
 President and Chief         1996       91,072          0                473                     5,100                  42
 Financial Officer           1995       91,694      6,000(3)           1,397                    17,000                  17

-------------------------------------------------------------------------------------------------------------------------------

   (1) Mr. Corzine became an executive officer in 1996.

   (2) The Bank provides Mr. Corzine and Mr. Huey with automobiles for both business and personal use, and Mr. Corzine's and Mr. Huey's allowances for the personal use of that automobile during 1997 were $375 and $639, respectively. A similar allowance was provided to Mr. Huey by the Bank in 1996 and 1995. However, the aggregate amount of all perquisites and other personal benefits, including personal use of the automobile, is less than either $50,000 or 10% of each executive officer's total salary and bonus as specified above.

   (3) Bonus based on Bank's year-end 1995 profits and performance.

   (4) Includes shares under option grants and reflects the 2% stock dividend of October 31, 1997.

   (5) Amounts shown include premiums paid on insurance policies and contributions by the Bank to the account of each of the named executive officers under the Bank's profit sharing/employee stock ownership plan, which plan is open to all full-time employees.

     The following table provides information regarding stock options granted to the Company's executive officers during fiscal year 1997. No stock appreciation rights were granted during fiscal year 1997.

-------------------------------------------------------------------------------------------------------------------------------
                                                OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                       INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------------
                                Number of            % of Total
                               Securities          Options Granted
      Name                     Underlying          to Employees in      Exercise or Base Price         Expiration
                           Options Granted(1)        Fiscal Year                                          Date
                                   #                                              $
-------------------------------------------------------------------------------------------------------------------------------
 NORM CORZINE                   25,500                   28%                   5.625                      5/30/07
                                20,400                   22%                   8.375                     10/30/07

-------------------------------------------------------------------------------------------------------------------------------

 KEN HUEY, JR.                  25,500                   28%                   5.625                      5/30/07
                                20,400                   22%                   8.375                     10/30/07

-------------------------------------------------------------------------------------------------------------------------------

   (1) This number reflects the 2% stock dividend declared on October 31, 1997.

     The following table provides information as to stock options exercised (if any) by the Company's executive officers during fiscal year ended December 31, 1997 and the value of the options held by the executive officers on December 31, 1997.

------------------------------------------------------------------------------------------------
           AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES
------------------------------------------------------------------------------------------------
                                       Number of Securities           Value of Unexercised
                                      Underlying Unexercised               In-the-Money
                                        Options at FY-End               Options at FY-End
                                               #                                $
------------------------------------------------------------------------------------------------
             Shares
           Acquired on   Value
   Name     Exercise    Realized   Exercisable(4)  Unexercisable  Exercisable(4)  Unexercisable
               #           $             #               #              $              $
------------------------------------------------------------------------------------------------
               0           0           5,100             0            28,050(1)        0
   NORM        0           0          25,500             0           137,062(2)        0
  CORZINE      0           0          20,400             0            53,550(3)        0

------------------------------------------------------------------------------------------------

               0           0           5,100             0            28,050(1)        0
    KEN        0           0          25,500             0           137,062(2)        0
 HUEY, JR.     0           0          20,400             0            53,550(3)        0

------------------------------------------------------------------------------------------------

    (1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.50 per share) and the last trade of $11.00 per share of the common stock as reported on the NASDAQ System on December 31, 1997.

    (2) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.625 per share) and the last trade of $11.00 per share of the common stock as reported on the NASDAQ System on December 31, 1997.

    (3) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($8.375 per share) and the last trade of $11.00 per share of the common stock as reported on the NASDAQ System on December 31, 1997.

    (4)     Numbers reflect the 2% stock dividend declared on October 31, 1997.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     Effective December 1, 1997, Mr. Kenneth J. Huey, Jr's. employment agreement with the Bank was extended for a two-year period to allow him to continue as President and Chief Executive Officer of the Bank.

     Mr. Norm Corzine also entered into a two-year extension of his employment agreement as Executive Vice President and Strategic Planning Officer with the Bank through December 1, 1999.

      The Bank may terminate either agreement at any time with or without cause. In the event the officer is terminated without cause, the agreement provides that the terminated officer will receive compensation equal to said officer's salary and employee benefits for the remainder of the term of the agreement. The total compensation upon departure, for any reason, will not exceed three times the officer's average annual compensation, based on the five most recent taxable years. However, in the case of termination for cause, the Bank will only pay accrued salary and other vested benefits due said officer as of the date of termination.

                   TRANSACTIONS WITH THE COMPANY AND THE BANK

     Certain of the Company's executive officers, directors, nominees for director, or 5% stockholders and their respective immediate family members had transactions in excess of $60,000 originated during the last two years with the Company or the Bank. Director Allan Moorhead obtained a home mortgage loan in the amount of $120,000. Director Carl Deaton obtained a home mortgage loan for $75,000 and business loans totaling $30,150 for a total of $105,150. Director Carl Deaton's son, David Deaton, obtained a home mortgage loan for $87,000, and business loans totaling $155,104, and he had a mortgage loan, since 1987, for $30,000 on an investment property. Mr. David Deaton's current balances total $260,201. Director Tom Martin obtained an equity line of credit for $25,000 and a business loan of $35,644 for a total of $60,644. Director Martin's daughter, Kacie Martin, obtained a share loan on a deposit account in the amount of $6,000. Director David Ottensmeyer obtained a construction/permanent loan for a new home in the amount of approximately $531,000 with a currently funded balance of $88,567. Director Cornelius Higgins obtained a home mortgage loan for $405,000. Director Charles Guthals' company obtained loans on business assets totaling $65,700 with remaining balances of $59,773. Director Guthals obtained an auto loan for $10,050, which has been repaid.

     The Bank has loans outstanding to certain of the executive officers, directors, nominees for director and 5% stockholders which were originated more than two years ago, all of which have terms in accordance with applicable regulations and the Bank's normal lending policies and none of which are in default.

     All loans made by the Bank to directors, officers, employees, and related parties of the Bank and its affiliates are made in accordance with Regulation "0" promulgated by the Federal Reserve Board and the Bank's normal lending policies.

     In addition to the foregoing, the Bank services certain loans involving various of its executive officers, directors, nominees for director, and 5% stockholders, and their respective immediate family members, for which the Bank receives a servicing fee. However, the Bank is not a party to such loans, but is merely the servicing agent for the holder of the loans.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has heretofore hired Robinson Burdette Martin & Cowan, L.L.P., Independent Public Accountants, to be its external auditors for the 1998 fiscal year, subject to ratification by the Company's stockholders. A representative of Robinson Burdette Martin & Cowan, L.L.P. is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. He will be available to respond to appropriate questions.

     During the 1997 fiscal year, Robinson Burdette Martin & Cowan, L.L.P. provided services to the Company and the Bank in connection with its annual external audit function, which included an examination of the consolidated financial statements, assistance in preparation of reports filed on behalf of the Company and the Bank with the Office of Thrift Supervision and the Securities and Exchange Commission (the "SEC") and meeting with the Company's Audit Committee relative to the audit.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF ROBINSON BURDETTE MARTIN & COWAN, L.L.P., AS EXTERNAL AUDITORS.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the registrant's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the registrant. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 1997, all Section 16(a) requirements applicable to officers, directors, and greater than 10% shareholders were complied with.

                                  MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     The Company's 1997 Annual Report is being mailed with this Proxy Statement to all stockholders of record as of the close of business on April 3, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.


                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's Main Office at 801 Pile Street, P.O. Box 1569, Clovis, New Mexico, 88101 no later than December 10, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Kathy Allenberg

                                      Kathy Allenberg
                                      Corporate Secretary

Clovis, New Mexico
April 9, 1998



                                   FORM 10-KSB

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997 (THE "1997 10-KSB"), AS FILED WITH THE SEC, IS INCLUDED AS PART OF THE 1997 ANNUAL REPORT AND ACCOMPANIES THE INITIAL MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS. IN ADDITION, A COPY OF THE 1997 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO KATHY ALLENBERG, CORPORATE SECRETARY, ACCESS ANYTIME BANCORP, INC., P.O. BOX 1569, 801 PILE STREET, CLOVIS, NEW MEXICO 88101.

                                REVOCABLE PROXY

                          ACCESS ANYTIME BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I   THE UNDERSIGNED DOES hereby constitute and appoint Norman R. Corzine and
N   Kenneth J. Huey, Jr., and each of them, true and lawful attorney-in-fact
S   and proxy for the undersigned, with full power of substitution to
T   represent and vote the Common Stock of the undersigned at the Annual
R   Meeting of Shareholders of ACCESS ANYTIME BANCORP, INC. to be held at
U   the Clovis Community College's Town Hall, 417 Schepps Boulevard, Clovis,
C   New Mexico, on Friday, May 22, 1998, at 9:00 a.m., local time, and at
T   any adjournments thereof on all matters coming before said meeting.
I
O   This proxy, when properly executed, will be voted in the manner directed
N   herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS
S   PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

    PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC,. GIVE FULL TITLE. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN. IF STOCK IS OWNED BY A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

    A vote FOR the following proposals is recommended by the Board of Directors.

             1. ELECTION OF DIRECTORS:
                (CARL DEATON, KEN HUEY, JR., AND THOMAS W. MARTIN, III)

                MARK ONE:         FOR all nominees listed above.
                           ------
                                  FOR all nominees listed above except
                           ------
                                                                 .
                                  -------------------------------
                                  WITHHOLD AUTHORITY to vote
                           ------ for all nominees listed above.


             2. SELECTION OF ROBINSON BURDETTE MARTIN & COWAN, L.L.P.
                AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT YEAR.

                / / FOR           / / AGAINST         / / ABSTAIN

             3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
                SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS
                MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


                                                    ----------------------------
                                                    Signature


                                                    ----------------------------
                                                    Signature

                                                    Dated:                , 1998
                                                           ---------------
--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED
                                      ENVELOPE
--------------------------------------------------------------------------------